UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 23, 2020
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	000-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Avenue
Champaign, Illinois 61820
(Address of principal executive offices) (Zip code)

217 365-4544
(Registrant's telephone number, including area code)

 N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 23, 2020, on the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of First Busey Corporation (the “Company”) increased the number of directors constituting the full Board from 9 to 10 and appointed Samuel P. Banks as a director to fill the resultant vacancy, with such appointment effective immediately.  Mr. Banks’ initial term will expire at the Company’s 2021 annual meeting of stockholders.  As a current director of Busey Bank, the Company’s wholly-owned bank subsidiary, since 1994, Mr. Banks has extensive experience serving as a director of financial institutions.

The Company has issued a press release announcing Mr. Banks’ appointment, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Mr. Banks does not have a direct or indirect material interest in any transaction with the Company or Busey Bank which would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There is also no arrangement or understanding between Mr. Banks and any other person pursuant to which Mr. Banks was selected as a director.

Mr. Banks will be entitled to receive compensation consistent with the previously disclosed arrangements for non-employee directors as described in the Company’s proxy statement for its 2020 annual meeting of stockholders filed on April 9, 2020, including a base retainer per year and a grant of deferred stock units.
Item 9.01. Financial Statements and Exhibits.
Exhibit No. Description
99.1 Press Release, dated September 24, 2020.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2020	First Busey Corporation
By:       /s/ Van A. Dukeman
Name:  Van A. Dukeman
Title:    Chairman, President and Chief Executive Officer